UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2015, Exelixis, Inc. (the “Company”) provided Deerfield Private Design Fund, L.P., a Delaware limited partnership (“DPDF”), Deerfield Private Design International, L.P., a limited partnership organized under the laws of the British Virgin Islands (“DPDI”), Deerfield Partners, L.P., a Delaware limited partnership (“DPLP”), and Deerfield International Master Fund, L.P., a limited partnership organized under the laws of the British Virgin Islands (“DIMF”) (collectively, “Deerfield”) notice that the Company elected to (i) require DPLP and DIMF (together, the “New Deerfield Purchasers”) to acquire the $100 million principal amount of the secured convertible notes (the “Notes”) issued under the Note Purchase Agreement, dated as of June 2, 2010 (as amended on August 6, 2012, August 1, 2013, January 22, 2014, and July 10, 2014, the “Note Purchase Agreement”), among the Company, DPDF and DPDI and (ii) extend the maturity date of the Notes to July 1, 2018.

On July 1, 2015, the New Deerfield Purchasers acquired the $100 million principal amount of the Notes and the Company entered into amended and restated secured convertible notes with the New Deerfield Purchasers (the “Restated Notes”), representing the $100 million principal amount. The Restated Notes will bear interest on and after July 2, 2015, at the rate of 7.5% per annum to be paid in cash, quarterly in arrears, and 7.5% per annum to be paid in kind, quarterly in arrears, for a total interest rate of 15% per annum and will mature on July 1, 2018.

The information set forth in Item 1.01 of the Company’s Current Reports on Form 8-K filed with the SEC on January 22, 2014, August 6, 2012, July 2, 2010, and June 6, 2010 is hereby incorporated by reference herein.

The description of the Note Purchase Agreement relating thereto, the Notes and the Restated Notes in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete Note Purchase Agreement previously filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 5, 2010, and the amendments and modifications thereto previously filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 6, 2012, Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on October 30, 2013, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 22, 2014, and Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 4, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Items

On July 1, 2015, the Company filed a post-effective amendment to its Registration Statement on Form S-3 with the SEC (Registration No. 333-194074), together with a prospectus supplement thereto, in order to comply with its registration obligations related to the warrants previously issued by the Company to the New Deerfield Purchasers.

In addition, due to the expiration of the Company’s Registration Statement on Form S-3 (Registration No. 333-182018) on June 8, 2015, on July 1, 2015 the Company filed a new Registration Statement on Form S-3 with the SEC enabling the public sale from time to time by the Company of its securities, when it deems appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015	EXELIXIS, INC.

/s/ Jeffrey J. Hessekiel
Jeffrey J. Hessekiel Executive Vice President, General Counsel and Secretary

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